Northbrook Life Insurance Company

Supplement to:          Morgan Stanley Variable Life Insurance
                        Prospectus Dated: May 1, 2002


This supplement announces the closure of one of the variable sub-accounts previously available under Morgan Stanley Variable Life Insurance and amends certain disclosures contained in the above-referenced prospectus. Please keep this supplement for future reference together with your prospectus.

As authorized by its shareholders, on August 23, 2002, the Capital Growth Portfolio will be liquidated and the proceeds, net of expenses, will be distributed to shareholders. Thereafter, we will no longer offer the Capital Growth Sub-Account that invests in the Capital Growth Portfolio. Contract owners who have not transferred their contract values out of the Capital Growth Sub-Account by August 23, 2002 will have their contract values invested in the Capital Growth Sub-Account automatically transferred to the Money Market Sub-Account.

Therefore, please delete all references in the prospectus to the "Capital Growth Variable Sub-Account" and the "Capital Growth Portfolio," and change all references throughout the prospectus to the availability of "21" Variable Sub-Accounts to "20" Variable Sub-Accounts.


August 23, 2002